                                  Exhibit (10)

                             ____________________
                                    BAKER
                                      &
                                  HOSTETLER
                             ____________________
                              COUNSELLORS AT LAW
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Capitol Square, Suite 2100 . 65 East State Street . Columbus, Ohio 43215-4260 .
(614) 228-1541


                                January 17, 1996


Cardinal Government Obligations Fund
155 East Broad Street
Columbus, Ohio 43215

         Subject: CARDINAL GOVERNMENT OBLIGATIONS FUND (THE "FUND") -- POST-EFFECTIVE AMENDMENT NO. 12 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 33-1613, FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND AMENDMENT NO. 13 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 811-4475, FILED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "AMENDMENT")

Ladies and Gentlemen:

         In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the 3,668,335 shares of beneficial interest, without par value, of Cardinal Government Obligations Fund, when issued as described in the Amendment and for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                     Very truly yours,


                                     BAKER & HOSTETLER